                    FORM OF CONSENT AND LETTER OF TRANSMITTAL

                   ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.

                              CONSENT SOLICITATION

                                       and

                                OFFER TO EXCHANGE

 $110,000,000 3% Notes due 2008 of Atlantic Coast Entertainment Holdings, Inc.
   for any and all outstanding 11% Notes due 2005 of GB Property Funding Corp., which have been registered under the Securities Act of 1933

--------------------------------------------------------------------------------

           THE CONSENT SOLICITATION AND EXCHANGE OFFER AND WITHDRAWAL
        RIGHTS EXPIRES AT 12:01 A.M., NEW YORK CITY TIME, ON JULY 1, 2004
                      ("EXPIRATION DATE"), UNLESS EXTENDED

--------------------------------------------------------------------------------

     THE EXCHANGE AGENT FOR THE CONSENT SOLICITATION AND EXCHANGE OFFER IS:

                     Wells Fargo Bank, National Association

        By Registered or Certified Mail or By Hand or Overnight Delivery:

                             Wells Fargo Bank, N.A.
                           MAC N9303-121 P.O. Box 1517
                              Minneapolis, MN 55480
                      Attention: Corporate Trust Operations

                                    By Hand:

                             Wells Fargo Bank, N.A.
                            Corporate Trust Services
                        Northstar East Bldg.- 12th Floor
                             608 Second Avenue South
                              Minneapolis, MN 55402

                             By Overnight Delivery:

                             Wells Fargo Bank, N.A.
                           Corporate Trust Operations
                                  MAC N9303-120
                               Sixth and Marquette
                              Minneapolis, MN 55479

                  By Facsimile (for Eligible Institution Only):

                                  612-667-6282
                      Attention: Bondholder Communications

                              Confirm by Telephone:

                          800-344-5128 or 612-667-9764

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery.

     Your bank or broker can assist you in completing this form. The instructions accompanying this Consent and Letter of Transmittal should be read carefully before this Consent and Letter of Transmittal is completed.

     Questions and requests for assistance or for additional copies of the solicitation statement and prospectus or this Consent and Letter of Transmittal may be directed to the information agent at:

                           Innisfree M&A Incorporated
              ----------------------------------------------------
                  Banks and Brokers Call Collect: 212-750-5833
                    All others Call Toll-Free: 1-888-750-5834

     The undersigned acknowledges that it has received this Consent and Letter of Transmittal and the solicitation statement and prospectus dated ________, 2004 of Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation, relating to its offer to exchange $1,000 principal amount of 11% Notes due 2005 (the "Existing Notes") of GB Property Funding Corp., a Delaware corporation, for $1,000 principal amount of Atlantic Holdings' newly issued 3% Notes due 2008 (the "New Notes") plus $100 in cash, as well as cash in respect of all accrued but unpaid interest on the Existing Notes through the date the exchange offer is completed (other than accrued interest for which a record date has past, which amount will be payable to the applicable record holder), that are properly tendered and accepted for exchange on the terms and conditions set forth in the solicitation statement and prospectus and this Consent and Letter of Transmittal. Concurrently with the exchange offer, Atlantic Holdings is also soliciting consents from holders of the Existing Notes to, the proposed amendments to the indenture governing the Existing Notes (the "Existing Indenture"), release the liens on the collateral securing the Existing Notes, and the terms of the indenture governing the New Notes as described in the solicitation statement and prospectus. This Consent and Letter of Transmittal and the solicitation statement and prospectus together constitute Atlantic Holdings' offer to exchange the New Notes for the Existing Notes, as the same may be amended or supplemented from time to time.

     If a holder tenders its Existing Notes in the exchange offer, it must deliver a corresponding consent to the amendments to the Existing Indenture, the release of the liens on the collateral securing the Existing Notes pursuant to the Existing Indenture under which the Existing Notes were issued and the terms of the new indenture governing the New Notes (the "New Indenture"). A holder's completion, execution and delivery of this Consent and Letter of Transmittal will be deemed to constitute its consent to and authorization and approval of
(a) the proposed amendments to the Existing Indenture, the release of the liens on the collateral securing the Existing Notes and the terms of the New Indenture, (b) the execution and delivery, by all parties thereto, of Amendment Number 1 to the Existing Indenture (including Exhibit A thereto) (the "Amendment to the Indenture"), among GB Property, as issuer, GB Holdings and Greate Bay Hotel, as guarantors, and Wells Fargo Bank, National Association, as successor by merger to Wells Fargo Bank Minnesota, National Association, as trustee, the Second Amended and Restated Indenture in the form of Exhibit A to the Amendment to the Existing Indenture (the "Second Amended and Restated Indenture"), among GB Holdings, as obligor, and Wells Fargo Bank, National Association, as successor to Wells Fargo Bank, Minnesota, National Association, as trustee, and the New Indenture and its adoption of and agreement to the terms of the Amendment to the Indenture and of the grant of consents and waivers contemplated therein including without limitation, those set forth in Article VIII (entitled "Waiver") of the Amendment to the Existing Indenture (all of which are hereby also granted by the holder), unless properly revoked in the manner and during the periods described herein. A holder shall not be deemed to have issued a valid consent without properly tendering their Existing Notes and no payment will be made upon such action.

     Atlantic Holdings will issue New Notes for Existing Notes that it has accepted for exchange under the exchange offer only after the exchange agent timely receives:

     (1) Existing Notes or a timely book-entry confirmation that Existing Notes have been transferred in the exchange agent's account at The Depository Trust Company ("DTC"); and

     (2) this Consent and Letter of Transmittal, properly completed and duly executed, and all other required documents or a properly transmitted agent's message. "Agent's message" means a message, transmitted by DTC and received by the exchange agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a participant tendering Existing Notes that are the subject of the book-entry confirmation that the participant has received and agrees to be bound by the terms of the Consent and Letter of Transmittal, and that Atlantic Holdings may enforce that agreement against the participant. Delivery of the agent's message will satisfy the terms of the consent solicitation and exchange offer as to execution and delivery of a Consent and Letter of Transmittal by the participant identified in the agent's message.

See Instruction 1.

     This Consent and Letter of Transmittal is to be completed by a holder that intends to consent and (i) the Existing Notes are to be forwarded herewith or
(ii) a tender of the Existing Notes, if available, is to be made by book-entry transfer to the account maintained by the exchange agent at DTC pursuant to the procedures set forth in "THE CONSENT SOLICITATION AND EXCHANGE OFFER -- Procedures for Tendering and Consenting" section of the solicitation statement and prospectus, and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Holders whose Existing Notes are not immediately available, or who are unable to deliver their Existing Notes or confirmation of the book-entry tender of their Existing Notes into the exchange agent's account at DTC and all other documents required by this Consent and Letter of Transmittal to the exchange agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth in the solicitation statement and prospectus under the caption "THE CONSENT SOLICITATION AND EXCHANGE OFFER -- Guaranteed Delivery." See Instruction 2. Holders of Existing Notes tendered via the guaranteed delivery procedure will still be required to properly complete and execute this Consent and Letter of Transmittal.

     Any beneficial owner whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder of the Existing Notes promptly and instruct such registered holder of the Existing Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, before completing and executing this Consent and Letter of Transmittal and delivering its Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of the Existing Notes. The transfer of record ownership may take considerable time.


     Holders who desire to tender their Existing Notes in the exchange offer are required to consent to amendments to the Existing Indenture, the release of the liens on the collateral securing The Existing Notes pursuant to the Existing Indenture under which the Existing Notes were issued and the terms of the New Indenture. The completion, execution and delivery of this Consent and Letter of Transmittal constitutes your consent, authorization, and approval, with respect to (a) the proposed amendments to the Existing Indenture, the release of the liens on the collateral securing the Existing Notes, the terms of the New Indenture and the Exhibits to the solicitation statement and prospectus, (b) the execution and delivery, by all parties thereto, of the Amendment to the Indenture, the Second Amended and Restated Indenture, and the New Indenture each substantially in the form attached to the solicitation statement and prospectus as Annex F and G, and (c) the terms of the Amendment to the Indenture and of the grant of all consents and waivers contemplated therein, including without limitation the waivers, consents, and agreements of all of the matters referred to above. Holders of Existing Notes may not deliver consents without tendering Existing Notes.


     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     List below the Existing Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, certificate or registration numbers and principal amounts should be listed on a separately signed schedule affixed hereto.

                DESCRIPTION OF 11% NOTES DUE 2005 TENDERED HEREBY

                                                                          Aggregate
                                                                          Principal
     Name(s) and Address(es) of Registered           Certificate            Amount
                    Existing                             or              Represented
                 Note Holder(s)                     Registration              by              Principal Amount
                (Please fill in)                     Number(s)*        Existing Notes*           Tendered**
-------------------------------------------------------------------------------------------------------------------
                                                  -----------------------------------------------------------------

                                                  -----------------------------------------------------------------

                                                  -----------------------------------------------------------------

                                                  -----------------------------------------------------------------
                                                  Total
                                                  -----------------------------------------------------------------

*    Need not be completed by holders tendering by book-entry transfer.

** Unless otherwise indicated, the holder will be deemed to have tendered the total principal amount of the Existing Note represented by the Existing
     Note indicated. All tenders must be in integral multiples of $1,000.

[_]  CHECK HERE IF THE TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
                ----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

     By crediting the Existing Notes to the exchange agent's account at DTC using the Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting to the exchange agent an agent's message in which the holder of the Existing Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Consent and Letter of Transmittal, the participant at DTC confirms on behalf of itself and the beneficial owners of such Existing Notes all provisions of this Consent and Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Consent and Letter of Transmittal to the exchange agent. Delivery of the agent's message will satisfy the terms of the consent solicitation and exchange offer as to execution and delivery of a Consent and Letter of Transmittal by the participant identified in the agent's message.

[_] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):
                              -------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                       -------------------------

If delivery by book-entry transfer -

Account Number:
                ----------------------------------------------------------------

Transaction Code Number:
                         -------------------------------------------------------

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     Upon the terms and subject to the conditions of the consent solicitation and exchange offer, the undersigned hereby (1) tenders to Atlantic Holdings the Existing Notes indicated above and (2) agrees and consents to and authorizes and approves with respect to the Existing Notes tendered hereby (a) the proposed amendments to the Existing Indenture, the release of the liens on the collateral securing the Existing Notes, the terms of the New Indenture and the Exhibits to the Solicitation Statement and Prospectus (b) the execution and delivery by all parties thereto of the Amendment to the Indenture, the Second Amended and Restated Indenture, and the New Indenture, and (c) the terms of the Amendment to the Indenture and of the grant of all consents and waivers contemplated therein, including without limitation the Waivers, (all of which are hereby granted by the undersigned). All of the matters referred to in clause (2) above which are hereby collectively referred to as the "Approved Matters". Subject to, and effective upon, the acceptance for exchange of such Existing Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Atlantic Holdings all right, title and interest in and to such Existing Notes as are being tendered hereby. To amend the Existing Indenture, Atlantic Holdings must receive consent to exchange from the registered holders of a majority in aggregate principal amount of all outstanding debt securities issued under the Existing Indenture, voting as a single class (the "Required Consents"). The undersigned understands that the proposed amendments to the Existing Indenture will not become operative unless and until (and all of the consents, authorizations, appointments, waivers, and releases contemplated herein shall in all events be effective and irrevocable at such time as), Atlantic Holdings accepts for exchange or purchase debt securities issued under the Existing Indenture that represent at least the Required Consents. The undersigned hereby irrevocably constitutes and appoints the exchange agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said exchange agent acts as our agent in connection with the consent solicitation and exchange offer) with full power of substitution, among other things, to cause the Existing Notes to be assigned, transferred and exchanged. Such appointment is effective when and only to the extent that Atlantic Holdings accepts for exchange the Existing Notes that you have tendered with the exchange agent. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Existing Notes and to acquire the New Notes issuable upon the exchange of such tendered Existing Notes, and that when the same are accepted for exchange, Atlantic Holdings will acquire good and unencumbered title to the tendered Existing Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.


     The undersigned agrees and acknowledges that, by the execution and delivery of this Consent and Letter of Transmittal, the undersigned agrees to and consents to and authorizes and approves all of the Approved Matters and grants all waivers and consents contemplated therein. The forms of the Amendment to the Indenture, the Second Amended and Restated Indenture and the New Indenture are attached as exhibits to the solicitation statement and prospectus. The undersigned understands that the consent provided hereby shall remain in full force and effect unless and until such consent is revoked, prior to the expiration date, in accordance with the procedures set forth in the solicitation statement and prospectus and this Consent and Letter of Transmittal. The undersigned understands that after the Expiration Date, no consents may be revoked.

     Subject to, and effective upon, the acceptance for exchange of the Existing Notes for the New Notes, the undersigned unconditionally waives and releases, and forever discharges and acquits, to the extent permitted by law, GB Holdings and its subsidiaries and affiliates, the trustee for the Existing Notes designated in the Existing Indenture, and any of its and their respective directors, officers, executives, employees, attorneys, advisors or representatives (the "Released Persons"), from all, and all manner of, actions, suits, debts, claims, duties, payment and performance of all obligations, liabilities and indebtedness of every kind, direct or indirect, determined and undetermined, at law or in equity, whether or not asserted or raised and existing or alleged to exist or to have existed, at any time, which such holder of the Existing Notes ever had or has or may have at this time against any released person, arising out of, relating to, or incurred in connection with, the Existing Notes, the Existing Indenture governing the Existing Notes, the consent solicitation and exchange offer, or any transaction entered into hereunder or thereunder or any action taken or omitted to be taken by the released persons hereunder or thereunder. The waiver and release are part of the consideration for exchange of the Existing Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

     The undersigned understands that prior to the expiration date, tenders of Existing Notes may be withdrawn by written notice of withdrawal received by the exchange agent at any time prior to such date. A valid withdrawal of tendered Existing Notes prior to the Expiration Date will also constitute the concurrent valid revocation of such holder's related consent. In order for a holder to revoke a consent, such holder must withdraw the related Existing Notes. In the event of a termination of the consent solicitation and exchange offer, any consent will automatically be deemed revoked and the Existing Notes pursuant to the exchange offer will be returned to the tendering holders promptly or, in the case of Existing Notes tendered by book-entry transfer, such Existing Notes will be credited to the account maintained at the DTC from which such Existing Notes were delivered.

     The undersigned understands that we shall not be required to accept any tender of Existing Notes and we may terminate or amend the exchange offer and consent solicitation at any time prior to the completion of the exchange offer.

     The undersigned represents that (1) the New Notes acquired pursuant to the exchange offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, and (2) neither the undersigned nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution of such New Notes. If the undersigned or the person receiving the New Notes covered hereby is a broker-dealer that is receiving the New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933 (the "Securities Act"). The undersigned and any such other person acknowledges that, if they are participating in the exchange offer for the purposes of distributing the New Notes, (i) they must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by Atlantic Holdings. If the undersigned or the person receiving the New Notes covered by this Consent and Letter of Transmittal is an affiliate (as defined under Rule 405 of the Securities Act) of Atlantic Holdings, the undersigned represents that the undersigned understands and acknowledges that such New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     Subject to the foregoing representations and based on interpretations of the Securities and Exchange Commission ("SEC") staff, New Notes issued pursuant to the consent solicitation and exchange offer may be offered for resale, resold or otherwise transferred by their holders without compliance with the registration and prospectus delivery requirements of the Securities Act. Any holder who tenders in the exchange offer for the purpose of participating in a distribution of the New Notes:

     (1)  cannot rely on the applicable interpretations of the SEC; and

     (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or Atlantic Holdings to be necessary or desirable to complete the exchange, assignment and transfer of tendered Existing Notes or transfer ownership of such Existing Notes on the account books maintained by a book-entry transfer facility.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Existing Notes may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Existing Notes, and if applicable, substitute certificates representing Existing Notes not exchanged, and a check in the amount of the cash payment to which the undersigned is entitled plus all accrued but unpaid interest on the Existing Notes through the date the exchange offer is completed in the name of the undersigned or, in the case of book-entry delivery of the Existing Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes, and if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged, and a check in the amount of the cash payment to which the undersigned is entitled plus all accrued but unpaid interest on the Existing Notes through the date the exchange offer is completed to the undersigned at the address shown above in the table entitled "Description of 11% Notes due 2005 Tendered Hereby."

     The undersigned understands that tenders of the Existing Notes pursuant to any one of the procedures described under "THE CONSENT SOLICITATION AND EXCHANGE OFFER -- Procedures for Tendering and Consenting" in the solicitation statement and prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Atlantic Holdings in accordance with the terms and subject to the conditions of the consent solicitation and exchange offer.

     All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Consent and Letter of Transmittal.

     Unless otherwise indicated under "Special Delivery Instructions" below, the exchange agent will deliver New Notes (and, if applicable, a certificate for any Existing Notes not tendered but represented by a certificate also encompassing Existing Notes which are tendered) to the undersigned at the address set forth in Box 1.

     The undersigned acknowledges that the consent solicitation and exchange offer is subject to the more detailed terms set forth in the solicitation statement and prospectus and, in case of any conflict between the terms of the solicitation statement and prospectus and this Consent and Letter of Transmittal, the solicitation statement and prospectus shall prevail.

     THE UNDERSIGNED, BY COMPLETING THE TABLE ENTITLED "DESCRIPTION OF 11% NOTES DUE 2005 TENDERED HEREBY" ABOVE AND SIGNING THIS CONSENT AND LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH TABLE ABOVE.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
            (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS)

     By completing, executing and delivering this Consent and Letter of Transmittal, the undersigned hereby (1) consents, authorizes, and approves with respect to the Existing Notes tendered hereby to (a) the proposed amendments to the Existing Indenture, the release of the liens on the collateral securing the Existing Indenture pursuant to the Existing Indenture under which the Existing Notes were issued, and the terms of the New Indenture and (b) the execution and delivery, by all parties thereto, of the Amendment to the Indenture, the Second Amended and Restated Indenture, and the New Indenture, all as described in the solicitation statement and prospectus, dated ________________, and (2) tenders the Existing Notes listed above in the table entitled "Description of 11% Notes Due 2005 Tendered Hereby" under the column heading "Principal Amount Tendered" or, if nothing is indicated in such column, with respect to the total principal amount represented by the Existing Notes described in such table.

     X
       -------------------------------------------------------------------------

     X
       -------------------------------------------------------------------------

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Existing Notes or on a security position listing as the owner of the Existing Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (please print or type):


                                              SIGNATURE GUARANTEE
                                       (If Required - See Instruction 4)

--------------------------------------
   Name and Capacity (full title)

---------------------------------------  ---------------------------------------
                                             (Signature of Representative of
---------------------------------------           Signature Guarantor)


---------------------------------------  ---------------------------------------
    Address (including zip code)                   (Name and Title)


---------------------------------------  ---------------------------------------
   (Area Code and Telephone Number)                 (Name of Plan)


---------------------------------------  ---------------------------------------
 (Taxpayer Identification or Social           (Area Code and Telephone Number)
           Security No.)

  Dated:                     , 2004        Dated:                     , 2004
         --------------------                     --------------------

--------------------------------------------------------------------------------------------------------------------

                           PAYOR'S NAME: [NEWCO INC.]

--------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                            Part 1 - PLEASE PROVIDE YOUR TAX                Social Security Number
                                      IDENTIFICATION NUMBER ("TIN") IN THE
                                      BOX AT RIGHT AND CERTIFY BY SIGNING
                                      AND DATING BELOW

                                                                               -------------------------------------
Form W-9                                                                                        OR

                                                                               -------------------------------------
                                                                                  Employer Identification Number

                                      ------------------------------------------------------------------------------

                                      Part 2 - Certification -- Under Penalties of Perjury, I certify that:

                                       1)    The number shown on this form is my
                                             correct TIN (or I am waiting for a
                                             number to be issued to me).
                                       2)    I am not subject to backup
                                             withholding because (a) I am exempt
                                             from backup withholding, (b) I have
                                             not been notified by the Internal
                                             Revenue Service ("IRS") that I am
                                             subject to backup withholding, as a
                                             result of a failure to report all
                                             interest or dividends, or (c) the
                                             IRS has notified me that I am no
                                             longer subject to backup
                                             withholding.

                                      (3)  I am a U.S. person.
                                      ------------------------------------------------------------------------------
Payer's Request for TIN               Certification Instructions-- You must cross out             Part 3--
                                      item (2) in Part 2 above if you have been
                                      notified by the IRS that you are subject to
                                      backup withholding because you have failed to          Awaiting TIN [_]
                                      report all interest or dividends on your tax
                                      return. However, if after being notified by the
                                      IRS that you were subject to backup withholding
                                      you received another notification from the IRS
                                      stating that you are no longer subject to backup
                                      withholding, do not cross out item (2).


                                     Signature              Date       , 2004
                                               ------------      ------


                                      --------------------------------------------------
                                      Name (Please Print)

----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE CONSENT SOLICITATION AND EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                     BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I have not provided a taxpayer identification number, 28% of all reportable payments made to me will be withheld until I provide a number.



---------------------------------------  --------------------------------, 2004
             Signature                                   Date


--------------------------------------------------------------------------------
                               Name (Please Print)


--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 2, 3, 4 and 6)

     To be completed ONLY if certificates for Existing Notes not exchanged or accepted for exchange and/or New Notes issued pursuant to the consent solicitation and exchange offer are to be issued in the name of, or checks in the amount of the cash payment and all accrued but unpaid interest are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) on this Consent and Letter of Transmittal above, or issued to an address different from that shown in the table entitled "Description of 11% Notes due 2005 Tendered Hereby" if Existing Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: (please check one or more)
[_] Existing Notes
[_] New Notes
[_] Cash/Check
    in the name of:



--------------------------------------------------------------------------------
Name and Capacity (full title)


--------------------------------------------------------------------------------
Address (including zip code)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(Area Code and Telephone Number)

--------------------------------------------------------------------------------
Taxpayer Identification or Social Security No.
(Complete Substitute W-9)


--------------------------------------------------------------------------------
Date


--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 2, 4 and 5)

     To be completed ONLY if certificates for Existing Notes not exchanged or accepted for exchange and/or New Notes issued pursuant to the consent solicitation and exchange offer or checks in the amount of the cash payment and all accrued but unpaid interest are to be sent to someone other than the person or persons at an address other than that shown in the table entitled "Description of 11% Notes due 2005 Tendered Hereby" on this Consent and Letter of Transmittal above.

Issue: (please check one or more)
[_] Existing Notes
[_] New Notes
[_] Cash/Check
    in the name of:


--------------------------------------------------------------------------------
Name and Capacity (full title)


--------------------------------------------------------------------------------
Address (including zip code)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(Area Code and Telephone Number)


--------------------------------------------------------------------------------
Taxpayer Identification or Social Security No.
(Complete Substitute W-9)


--------------------------------------------------------------------------------
Date

          IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED
       WITH, THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF
           (TOGETHER WITH THE CERTIFICATES FOR THE EXISTING NOTES OR A
            BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS)
           MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M.,
                   NEW YORK CITY TIME, ON THE EXPIRATION DATE.

--------------------------------------------------------------------------------

                INSTRUCTIONS TO CONSENT AND LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                 OF THE CONSENT SOLICITATION AND EXCHANGE OFFER

     1. Delivery of this Consent and Letter of Transmittal and Existing Notes. If you wish to tender your Existing Notes for exchange in the consent solicitation and exchange offer, you must transmit to the exchange agent on or before 5:00 p.m., New York City time, on the Expiration Date either:

     (a) an original or a facsimile of a properly completed and duly executed copy of this Consent and Letter of Transmittal, together with your Existing Notes and any other documentation required by this Consent and Letter of Transmittal, at the address provided on the cover page of this Consent and Letter of Transmittal, or

     (b) if the Existing Notes you own are held of record by DTC in book-entry form and you are making delivery, by book-entry transfer, a computer-generated message transmitted by means of DTC's ATOP program in which you acknowledge and agree to be bound by the terms of this Consent and Letter of Transmittal and which, when received by the exchange agent, will form a part of a confirmation of book-entry transfer, DTC will facilitate the exchange of your Existing Notes and update your account to reflect the issuance of the New Notes to you. ATOP allows you to electronically transmit your acceptance of the Exchange offer to DTC instead of physically completing and delivering this Consent and Letter of Transmittal to the exchange agent.

     The method of delivery of this Consent and Letter of Transmittal, the Existing Notes and any other required documents is at your election and risk, and except as otherwise provided below, the delivery will be deemed made only when actually received by the exchange agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

     Delivery to an address other than as set forth herein, or instruction via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Consent and Letter of Transmittal (or facsimile thereof) or otherwise complying with the tender procedures set forth in the solicitation statement and prospectus, shall waive any right to receive notice of the acceptance of the Existing Notes for exchange.

     See "THE CONSENT SOLICITATION AND EXCHANGE OFFER" as set forth in the solicitation statement and prospectus.

     2. Guaranteed Delivery Procedures. Guarantee of delivery procedures are applicable to the Existing Notes. Holders who wish to tender their Existing Notes, but whose Existing Notes are not immediately available and thus cannot deliver their Existing Notes, this Consent and Letter of Transmittal or any other required documents to the exchange agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

     (a) the tender is made through a member firm of a registered national securities exchange or of NASD Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act of 1934 (an "Eligible Institution");

     (b) prior to the Expiration Date, the exchange agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the registration number(s) of such Existing Notes and the principal amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Consent and Letter of Transmittal (or facsimile thereof), together with the Existing Notes (or a confirmation of book-entry transfer of such Notes into the exchange agent's account at DTC) and any other documents required by the Consent and Letter of Transmittal, will be deposited by the Eligible Institution with the exchange agent; and

     (c) such properly completed and executed Consent and Letter of Transmittal (or facsimile thereof), as well as tendered Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing

Notes into the exchange agent's account at DTC) and all other documents required by the Consent and Letter of Transmittal, are received by the exchange agent within three New York Stock Exchange trading days after the Expiration Date.

     Upon written request to the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Existing Notes according to the guaranteed delivery procedures set forth above. Any holder who wishes to tender Existing Notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery relating to such Existing Notes prior to the Expiration Date. Failure to comply with the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Consent and Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

     3. Partial Tenders; Withdrawals. If less than the entire principal amount of Existing Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" in the box entitled "Description of 11% Notes due 2005 Tendered Hereby." A newly issued Existing Note for the principal amount of Existing Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Existing Notes delivered to the exchange agent will be deemed to have been tendered in full unless otherwise indicated. No partial tenders for exchange by a beneficial owner will be accepted by the exchange agent.

     Existing Notes tendered pursuant to the consent solicitation and exchange offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Existing Notes are irrevocable. The valid withdrawal of tendered Existing Notes prior to the Expiration Date will be deemed to be a revocation with respect to such Existing Notes and of the consent to the elimination of certain restrictive covenants of the Existing Indenture, the release of the liens on the collateral securing the Existing Notes pursuant to the Existing Indenture under which the Existing Notes were issued and the terms of the New Indenture. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the exchange agent or the holder must otherwise comply with the withdrawal procedures of DTC, as described in the solicitation statement and prospectus. Any such notice of withdrawal must (a) specify the name of the person having deposited the Existing Notes to be withdrawn (the "Depositor"), (b) identify the Existing Notes to be withdrawn (including the registration number(s) and principal amount of such Existing Notes, or, in the case of Existing Notes transferred by book-entry transfer, the name and number of the account at DTC, to be credited), (c) be signed by the holder in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee with respect to the Existing Notes register the transfer of such Existing Notes into the name of the person withdrawing the tender and (d) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by us, such determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for purposes of the consent solicitation and exchange offer and no New Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the consent solicitation and exchange offer. Withdrawals will not be accepted after the Expiration Date.

     4. Signature on this Consent and Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Existing Notes.

     If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal.

     If a number of Existing Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal as there are different registrations of Existing Notes.

     Signatures on this Consent and Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Existing Notes tendered hereby are tendered (i) by a registered holder who has not completed the box entitled "Special Issuance Instructions" on the Consent and Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Consent and Letter of Transmittal is signed by the registered holder or holders of Existing Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security position listing as the owner of the Existing Notes) listed and tendered hereby, no endorsements of the tendered Existing Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Existing Notes or transmit properly completed bond powers with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on the Existing Notes, and, with respect to a participant in DTC, whose name appears on a security position listing as the owner of the Existing Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Existing Notes or bond power guaranteed by an Eligible Institution (except where the Existing Notes are tendered for the account of an Eligible Institution).

     If this Consent and Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by us, proper evidence satisfactory to us of their authority so to act must be submitted.

     5. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box, the name and address (or account at DTC) in which the New Notes or substitute Existing Notes for principal amounts not tendered or not accepted for exchange and checks are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

     If no instructions are given, the New Notes (and any Existing Notes not tendered or not accepted) and checks will be issued in the name of and sent to the acting holder of the Existing Notes or deposited at such holder's account at DTC.

     6. Transfer Taxes. Atlantic Holdings will pay all transfer taxes, if any, applicable to the transfer and exchange of Existing Notes to it or its order pursuant to the consent solicitation and exchange offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Existing Notes to us or our order pursuant to the consent solicitation and exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering holder by the exchange agent.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Existing Notes listed in this Consent and Letter of Transmittal.

     7. Waiver of Conditions. Atlantic Holdings reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the consent solicitation and exchange offer set forth in the solicitation statement and prospectus.

     8. Mutilated, Lost, Stolen or Destroyed Existing Notes. Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

     9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the solicitation statement and prospectus or this Consent and Letter of Transmittal and requests for notices of guaranteed delivery and other related documents may be directed to the information agent at the address and telephone number set forth above.

     10. Validity and Form. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Existing Notes and withdrawal of tendered Existing Notes will be determined by Atlantic Holdings in its sole discretion, which determination will be final and binding. We reserve the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes acceptance of which would, in the opinion of counsel, be unlawful. Atlantic Holdings also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Existing Notes. Atlantic Holdings' interpretation of the terms and conditions of the consent solicitation and exchange offer (including the instructions in this Consent and Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as Atlantic Holdings shall determine. Although Atlantic Holdings intends to notify holders of defects or irregularities with respect to tenders of Existing Notes, neither Atlantic Holdings, the exchange agent nor any other person shall incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering holder as soon as practicable following the Expiration Date.

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder tendering Existing Notes is required to provide the exchange agent with such holder's correct Tax Identification Number ("TIN") on Substitute Form W-9 above. If such holder is an individual, the TIN is the holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the exchange agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). In addition, payments that are made to such holder with respect to Existing Notes exchanged pursuant to the consent solicitation and exchange offer may be subject to backup withholding.

     Certain holders (including, among others, U.S. corporations, financial institutions and certain non-U.S. individuals and non-U.S. entities) generally are not subject to these backup withholding and reporting requirements. Such holders should complete the Substitute Form W-9 and write "Exempt" on the face thereof. A United States holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. Non-United States holders must submit a properly completed IRS Form W-8BEN or other appropriate IRS Form W-8 to avoid backup withholding. IRS Form W-8BEN or such other appropriate IRS Form W-8 may be obtained by contacting the exchange agent at the address on the face of this Consent and Letter of Transmittal.

     If backup withholding applies, the exchange agent is required to withhold 28% of any amounts otherwise payable to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Purpose of Substitute Form W-9. To prevent backup withholding on payments that are made to a holder with respect to Existing Notes exchanged pursuant to the exchange offer, the holder is required to notify the exchange agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) such holder is exempt, (ii) such holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified such holder that he or she is no longer subject to backup withholding.

     What Number to Give the Exchange Agent? Each holder is required to give the exchange agent the social security number or employer identification number of the record holder(s) of the Notes. If Existing Notes are in more than one name or are not in the name of the actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 or the instructions on IRS Form W-9, which may be obtained from the exchange agent, for additional guidance on which number to report.

     Certificate of Awaiting Taxpayer Identification Number. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "APPLIED FOR" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the exchange agent. Notwithstanding that the box in Part 2 is checked and the box captioned Certificate of Awaiting Taxpayer Identification Number is completed, the holder will be subject to backup withholding on all payments made prior to the time a properly certified TIN is provided to the exchange agent. The exchange agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the exchange agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the exchange agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, backup withholding will apply to all payments made thereafter until a correct TIN is provided.

     IMPORTANT: This Consent and Letter of Transmittal or a facsimile thereof (together with Existing Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the exchange agent on or prior to the Expiration Date.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

                                       Give the                                              Give the EMPLOYER
                                   SOCIAL SECURITY                                            IDENTIFICATION
 For this type of account:            number of--           For this type of account:           number of--
 -------------------------            -----------           -------------------------           -----------
1.   An individual's          The individual               6.   A valid trust, estate      Legal entity (4)
     account                                                    or pension trust
                                                                account

2.   Two or more              The actual owner of the      7.   Corporate or LLC           The corporation
     individuals (joint       account or, if combined           electing corporate
     account)                 funds, the first                  status account
                              individual on the account
                              (1)

3.   Custodian account of     The minor (2)                8.   Association, club,         The organization
     a minor (Uniform Gift                                      religious,
     to Minors Act)                                             charitable,
                                                                educational or other
                                                                tax-exempt
                                                                organization account

4.   a.  The usual            The grantor-trustee (1)      9.   Partnership or             The partnership
         revocable savings                                      multi-member LLC
         trust account                                          account
         (grantor is also a
         trustee)

     b.  So-called trust      The actual owner (1)         10.  A broker or                The broker or nominee
         account that is                                        registered nominee
         not a legal or
         valid trust under
         State law

5.   Sole proprietorship      The owner (3)                11.  Account with the           The public entity
     or single-owner LLC                                        Department of
     account                                                    Agriculture in the
                                                                name of a public
                                                                entity (such as
                                                                a State or local
                                                                government,
                                                                school district
                                                                or prison) that
                                                                receives
                                                                agricultural
                                                                program payments

----------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter the business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

     Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.

Payees Exempt from Backup Withholding

Backup withholding is not required on any payments made to the following:

o An organization exempt from tax under section 501(a), an individual retirement account (IRA), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

o    The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o    An international organization or any agency, or instrumentality thereof.

Other payees that may be exempt from backup withholding:

o    A corporation.

o    A financial institution.

o A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

o    A real estate investment trust.

o    A common trust fund operated by a bank under section 584(a).

o    A trust exempt from tax under section 664 or described in section 4947.

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o    A middleman known in the investment community as a nominee or custodian.

o    A foreign central bank of issue.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. SIGN, DATE AND FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FORM, AND RETURN IT TO THE PAYER.

Payments Exempt from Backup Withholding

Payments of dividends and patronage dividends including the following:

o    Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a U.S. trade or business and that have at least one non-resident alien

o Payments of patronage dividends where the amount received is not paid in money.

o    Payments made by certain foreign organizations.

o    Section 404(k) payments made by an ESOP.

Payments of interest including the following:

o Payments of interest on obligations issued by individuals. However, you may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o    Payments described in section 6049(b)(5) to non-resident aliens.

o    Payments on tax-free convenant bonds under section 1451.

o    Payments made by certain foreign organizations.

o    Mortgage or student loan interest paid to you.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6045, 6050A and 6050N.

Privacy Act Notice. Section 6019 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.